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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 28, 2005, in Amendment No. 4 to the Registration Statement (Form SB-2 No. 333-120411) and related Prospectus of Treasure Mountain Holdings, Inc. for the registration of 129,601,737 shares of its common stock.

                                             /s/ Ernst & Young LLP

MetroPark, New Jersey
April 13, 2005